                                                              February 8, 2005

Stuart P. Litt
Northport Systems, Inc.
215 Scudder Avenue
Northport, NY  11768

Dear Stuart:

We would like to extend the January 1, 2004 Consulting Agreement between
American Technical Ceramics and Northport Systems, Inc. for a period of one year. The extended Agreement would expire on December 31, 2005. Other than the one-year extension of the Agreement, all terms of the Agreement would remain the same.

If you agree to extend the Consulting Agreement until December 31, 2005, please sign this letter and return it to my attention at the address below.

                                                 Yours truly,

                                                 /S/KATHLEEN M. KELLY
                                                 ---------------------
                                                 Kathleen M. Kelly
                                                 Vice President, Administration
KMK

Agreed to:

/S/STUART P. LITT
-----------------
Stuart P. Litt                              Date: March 1, 2005